SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 19, 2003


                               CIT RV Trust 1996-B
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          0-28744                                    52-2005294
   (Commission File Number)               (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                             07039-5703
(Address of principal executive offices and zip code)              (Zip Code)

Registrants' telephone number, including area code: (973) 740-5000

          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
         -----------------------------------

(c) Exhibits.

         The following are filed herewith.  The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.                   Description
-----------                   ------------

10.1                          First Amendment to Sale and Servicing Agreement

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE CIT GROUP/SALES FINANCING,
                                                INC., as Servicer


                                                By:  /s/ Barbara Callahan
                                                     ------------------------
                                                Name:    Barbara Callahan
                                                Title:   Vice President



Dated:  March 19, 2003

===============================================================================



                               FIRST AMENDMENT TO
                          SALE AND SERVICING AGREEMENT


                                      among



                              CIT RV TRUST 1996-B,
                                   as Issuer,



                  THE CIT GROUP SECURITIZATION CORPORATION II,
                                   as Seller,


                                       and



                      THE CIT GROUP/SALES FINANCING, INC.,
                                   as Servicer



                             Dated as of March 11, 2003





===============================================================================

          This FIRST AMENDMENT, dated as of March 11, 2003 (this "Amendment"), is by and among CIT RV Trust 1996-B, a Delaware statutory trust (the "Issuer"), for which Chase Manhattan Bank USA, National Association, a national banking association, as successor to Mellon Bank (DE), National Association, acts not in its individual capacity but solely as Owner Trustee (the "Owner Trustee"), The CIT Group Securitization Corporation II, a corporation organized and existing under the laws of the State of Delaware, as Seller (the "Seller"), and The CIT Group/Sales Financing, Inc., a corporation organized and existing under the laws of the State of Delaware, as Servicer (the "Servicer").

          WHEREAS, the Issuer, the Seller and the Servicer are parties to a Sale and Servicing Agreement, dated as of August 1, 1996 (the "Agreement");

          WHEREAS, the Issuer, the Seller and the Servicer desire to enter into an amendment to the Agreement in order to correct a manifest error in the definition of "Specified Reserve Amount" in the Agreement; and

          WHEREAS, Section 12.01 of the Agreement provides that the Seller, the Servicer and the Owner Trustee may amend the Agreement, without prior notice to or the consent of any of the Securityholders, to, among other things, correct manifest error;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                    AMENDMENT

          Section 1.01. Amendment to the Agreement. The definition of "Specified Reserve Amount" in Section 1.02 of the Agreement is hereby amended by deleting, in the first proviso in such definition, the portion of such proviso reading "(i) less than $1,200,000 or (ii) greater than" and adding, in place thereof, "less than."

                                   ARTICLE II

                             CONDITIONS TO AMENDMENT

          Section 2.01. Conditions. This Amendment shall become effective only upon the completion of the following conditions: (i) this Amendment (or counterparts hereof) shall have been duly executed by the Seller, the Servicer and the Owner Trustee, not in its individual capacity but solely as Owner Trustee on behalf of the Trust, (ii) each of the Trustees shall have received an Opinion of Counsel stating that this Amendment is authorized or permitted by the Agreement, (iii) the Owner Trustee shall have furnished written notification of the substance of this Amendment to each Rating Agency and (iv) The CIT GP Corporation V, as holder of the GP Interest, shall have returned $210,401.67 to the Issuer and the Issuer shall have deposited such amount into the Reserve Account.

                                   ARTICLE III

                                  MISCELLANEOUS

          Section 3.01. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without regard to its conflict-of-laws provisions, and the obligations, rights, and remedies of the parties under the Agreement as amended hereby shall be determined in accordance with such laws.

          Section 3.02. Notices. All notices, demands, certificates, requests and communications hereunder shall be in writing and shall be effective upon delivery in accordance with Section 12.05 of the Agreement.

          Section 3.03. Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Securities or the rights of the holders thereof.

          Section 3.04. Third Party Beneficiaries. Except as otherwise specifically provided in the Agreement, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Amendment.

          Section 3.05. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

          Section 3.06. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 3.07 Continuation of Agreement. Except as amended hereby, the Agreement shall continue to remain in full force and effect.

          Section 3.08 Representations. As of the date hereof, the Seller is deemed to remake the representations and warranties of the Seller in Section
7.01 of the Agreement. As of the date hereof, the Servicer is deemed to remake the representations and warranties of the Servicer in Section 8.01 of the Agreement.

          Section 3.09. Retroactive Effect. The effect of this Amendment shall be retroactive to August 1, 1996; provided, however, that no report prepared pursuant to the terms of the Agreement prior to the date hereof shall be required to be revised or recalculated as a result of the retroactive effect of this Amendment and none of the parties hereto or the Owner Trustee shall be held liable by any other party hereto for any action taken prior to the date hereof in reliance on the definition of "Specified Reserve Amount" in effect prior to the date hereof.

          Section 3.10. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

          Section 3.11. Authorization to Owner Trustee. By its execution hereof, the Servicer hereby authorizes and directs the Owner Trustee to execute this Amendment on behalf of the Issuer.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                               CIT RV TRUST 1996-B

                               By:  CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION, as successor
                                    to Mellon Bank (DE), National Association,
                                    not in its individual capacity but solely
                                    as Owner Trustee on behalf of the Trust


                                       By:  /s/ John J. Cashin
                                            ----------------------------------
                                            Name:  John J. Cashin
                                            Title: Vice-President


                               THE CIT GROUP SECURITIZATION
                               CORPORATION II, as Seller


                                       By:  /s/ Barbara Callahan
                                            ----------------------------------
                                            Name:  Barbara Callahan
                                            Title: Vice President


                               THE CIT GROUP/SALES FINANCING, INC., as
                               Servicer


                                       By:  /s/ Barbara Callahan
                                            -----------------------------------
                                            Name:  Barbara Callahan
                                            Title: Vice President




  Acknowledged and Accepted:
  THE BANK OF NEW YORK,
  not in its individual capacity but
  solely as Indenture Trustee


By: /s/ John Bobko
    -------------------------------
    Name:  John Bobko
    Title: Assistant Vice President